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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: OCTOBER 30, 2007

                            ORMAT TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

                          Commission File No. 001-32347

         Delaware                                            No. 88-0326081
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 (State of Incorporation)                                  (I.R.S. Employer
                                                          Identification No.)

 6225 Neil Road, Suite 300, Reno, Nevada                         89511
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 (Address of principal executive offices)                     (Zip code)

                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

       Registrant's telephone number, including area code: (775) 356-9029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 1.01       Entry into a Material Definitive Agreement                    3

Item 8.01       Other Events                                                  3

Item 9.01       Financial Statements and Exhibits                             3

Signatures

Exhibit Index

Exhibit 99.1

Ex-1.1          Amendment No. 1 to Subscription Agreement

Ex-99.1         Press Release

                                      -2-

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 25, 2007, Ormat Technologies, Inc. (the "Company") and its
parent entity, Ormat Industries Ltd., entered into an amendment (the
"Amendment") to the Subscription Agreement dated October 23, 2007 between the parties, relating to the sale of unregistered stock by the Company to Ormat
Industries Ltd in a transaction complying with the requirements of Regulation S under the Securites Act of 1933, as amended (the "Securities Act").

         Pursuant to the Amendment, the number of shares of common stock sold in the transaction was reduced from 1,105,044 shares (as initially provided in the
Subscription Agreement) to 381,254, in order to ensure compliance with rules of the New York Stock Exchange. All other terms and conditions of the transaction, including the price per share paid by Ormat Industries Ltd, remain as provided in the Subscription Agreement.

         The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 1.1 and incorporated by reference herein.

Item 8.01. OTHER EVENTS.

         On October 26, 2007, the Company issued a press release announcing the closing of the sale of 3,000,00 shares of the Company's common stock in a public offering. The press release also announced the separate closing of the Company's unregistered sale of 381,254 shares of the Company's common stock to its parent company, Ormat Industries Ltd, in a transaction complying with the requirements of Regulation S under the Securities Act.

         A copy of the press release announcing the closing of the public offering and the unregistered sale is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

    The following exhibits are furnished as part of this report on Form 8-K:

    1.1   Amendment No. 1 to Subscription Agreement, dated October 25, 2007, between the Company and Ormat Industries Ltd.

    99.1  Press release dated October 26, 2007.

SAFE HARBOR STATEMENT

         Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are "forward-looking statements" as defined in the Private
Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Registrant's plans, objectives and expectations for future operations and are based upon management's current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties.
For a discussion of such risks and uncertainties, see "Risk

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Factors" as described in the Registrant's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2007 and the Prospectus
Supplement filed with the Securities and Exchange Commission on October 23,
2007.

         These forward-looking statements are made only as of the date hereof, and the Registrant undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ORMAT TECHNOLOGIES, INC.
                                                 (Registrant)

                                            By:  /s/ Yehudit Bronicki
                                                 ---------------------------
                                                 Yehudit Bronicki
                                                 Chief Executive Officer

Date:  October 30, 2007